EQUI-VEST(R)@ RETIREMENT                       [AXA EQUITABLE LOGO APPEARS HERE]

Deferred Variable Annuity
Application for IRA and NQ.

Application No.
               ----------------------------------------------------------------

MAILING INSTRUCTIONS:
EXPRESS MAIL:
EQUI-VEST New Business
Attn: Conversion Desk
Suite 1000
100 Madison St., Syracuse, NY 13202

REGULAR MAIL:
EQUI-VEST New Business
Attn: Conversion Desk
P.O. Box 4704
Syracuse, NY 13221-4704

--------------------------------------------------------------------------------
1. EQUI-VEST program (CHECK ONE)
--------------------

A. [ ] TRADITIONAL IRA

B. [ ] ROTH IRA

C. [ ] NQ (Non-Qualified Variable Annuity):

--------------------------------------------------------------------------------
2. Current contract information (REQUIRED)
-------------------------------

 ------------------------------------------------------------------------------
 Current Contract Number from which the funds will be transferred.

--------------------------------------------------------------------------------
3. Annuitant information (CHECK ALL APPROPRIATE BOXES.)
------------------------

IF YOUR MAILING ADDRESS IS DIFFERENT FROM THE PRIMARY RESIDENTIAL ADDRESS BELOW, PLEASE PROVIDE YOUR MAILING ADDRESS IN SECTION 12.

[ ] Mr. [ ] Mrs. [ ] Miss [ ] Ms. [ ] Other
                                           -------------------------------------
[ ] Male [ ] Female

                                           -------------------------------------
                                               Social Security No. (REQUIRED)

--------------------------------------------------------------------------------
First Name               Middle Initial       Last Name

                                          [ ] Home
                                          [ ] Work

--------------------------------------------------------------------------------
Birth Date (M/D/Y)   Age at Nearest Birthday   Daytime Phone Number

--------------------------------------------------------------------------------
U.S.A. Primary Residential Address -- NO P.O. BOX PERMITTED

--------------------------------------------------------------------------------
City                             State                Zip Code

--------------------------------------------------------------------------------
Valid Driver's License No./State Issued ID #      State Exp.  Date

U.S. Citizen?   [ ] Yes [ ] No     (If No, please complete)

--------------------------------------------------------------------------------
Country                    Passport #                   U.S. Visa Type

--------------------------------------------------------------------------------
4. Beneficiary(ies) information
-------------------------------

PRIMARY

1.                                                                             %
-------------------------------------------------------------    ---------------
Primary Beneficiary Name           Social Security No./E.I.N.

--------------------------------------------------------------------------------
Relationship to Owner

2.                                                                             %
-------------------------------------------------------------    ---------------
Primary Beneficiary Name           Social Security No./E.I.N.

Relationship to Owner

--------------------------------------------------------------------------------
4. Beneficiary(ies) information (continued)
-------------------------------------------

CONTINGENT

--------------------------------------------------------------------------------
Contingent Beneficiary Name        Social Security No./E.I.N.

--------------------------------------------------------------------------------
Relationship to Annuitant

--------------------------------------------------------------------------------
5A. Owner information (NQ CONTRACTS ONLY)
---------------------

PROVIDE NAME AND ADDRESS BELOW. IF YOUR MAILING ADDRESS IS DIFFERENT FROM THE PRIMARY RESIDENTIAL ADDRESS BELOW, PLEASE PROVIDE YOUR MAILING ADDRESS IN
SECTION 12.

[ ] Individual

[ ] NQ Trustee (Entity -- as agent for natural person)*

[ ] NQ Trustee (For an individual)

[ ] Other Non-Natural Owner (Complete 5B only.)

[ ] Male [ ] Female


--------------------------------------------------------------------------------
First Name               Middle Initial       Last Name

--------------------------------------------------------------------------------
Relationship to Annuitant

--------------------------------------------------------------------------------
U.S.A. Primary Residential Address -- NO P.O. BOX PERMITTED

--------------------------------------------------------------------------------
City                             State                Zip Code

                                          [ ] Home
                                          [ ] Work

--------------------------------------------------------------------------------
Tax I.D./Owner's S.S. No.    Birth Date (M/D/Y)    Daytime Phone Number

--------------------------------------------------------------------------------
Valid Driver's License No./State Issued ID #        State      Exp. Date

U.S. Citizen?   [ ] Yes [ ] No    (If No, please complete)

--------------------------------------------------------------------------------
Country                     Passport #          U.S. Visa Type

* Inside build-up is taxable.

--------------------------------------------------------------------------------
5B. Non-Natural owner information
---------------------------------

(NQ CONTRACTS ONLY)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Taxpayer Identification Number

                                                         (If non-U.S., Financial
-------------------------------------------------------  Professional must
Principal Place of Business or Local Street Address      contact Branch.)

--------------------------------------------------------------------------------
Name and Title of Person Authorized to Transact       Business Phone

--------------------------------------------------------------------------------
State of incorporation, business license, or execution of partnership or trust agreement

--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 1 of 8

6. Joint owner   OPTIONAL   (NQ CONTRACTS ONLY)
-------------------------

IF GWB FOR LIFE WILL BE ELECTED, DO NOT COMPLETE THIS SECTION, USE SECTION 8B.

[ ] MALE [ ] FEMALE

--------------------------------------------------------------------------------
First Name               Middle Initial       Last Name

--------------------------------------------------------------------------------
U.S.A. Primary Residential Address -- NO P.O. BOX PERMITTED

--------------------------------------------------------------------------------
City                             State                Zip Code

                                          [ ] Home
                                          [ ] Work

--------------------------------------------------------------------------------
Social Security Number       Birth Date (M/D/Y)    Daytime Phone Number

--------------------------------------------------------------------------------
Valid Driver's License No./State Issued ID #        State      Exp. Date

U.S. Citizen?   [ ] Yes [ ] No    (If No, please complete)

--------------------------------------------------------------------------------
Country                     Passport #          U.S. Visa Type

--------------------------------------------------------------------------------
7. Guaranteed benefit elections
-------------------------------

YOU MAY ELECT ONLY ONE OF THE FOLLOWING BENEFITS FROM EITHER SECTION 7A OR 7B OR 7C. THESE ELECTIONS CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED.

--------------------------------------------------------------------------------
7A. GUARANTEED MINIMUM INCOME BENEFIT (GMIB)(1) (OWNER AGES 55--75)

UNLESS 'YES' IS CHECKED BELOW, THIS OPTIONAL RIDER IS DECLINED.

[ ] YES, I wish to elect the GMIB feature (Greater of 6%(2) to age 85 or Annual Ratchet to age 85 benefit base).

YOU MUST ELECT ONE OF THE FOLLOWING DEATH BENEFITS:

[ ] Standard Death Benefit; or

[ ] Greater of(1) 6%(2) to age 85 or Annual Ratchet to age 85; or

[ ] Annual Ratchet to age 85

EXCEPT FOR THE STANDARD GMDB THERE IS AN ADDITIONAL CHARGE FOR EACH ELECTION. IF YOU ELECT GMIB, YOU MAY NOT ELECT GWB FOR LIFE IN SECTION 7B OR GMDB IN
SECTION 7C.

--------------------------------------------------------------------------------
7B. GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (GWB)

UNLESS 'YES' IS CHECKED FOR ONE OF THE BOXES BELOW, THIS OPTIONAL RIDER IS DECLINED.

[ ] YES, I wish to elect the GWB for Life Rider with the Standard Death Benefit--Owner issue ages 55--85.

[ ] Yes, I wish to elect the GWB for Life Rider with the Enhanced Death Benefit--Owner issue ages 55--75.

THERE IS AN ADDITIONAL CHARGE FOR THE ENHANCED DEATH BENEFIT.
IF YOU ELECT GWB FOR LIFE, YOU MUST COMPLETE SECTION 8 AND MAY NOT ELECT: GMIB IN SECTION 7A OR GMDB IN SECTION 7C.

--------------------------------------------------------------------------------
7C. GUARANTEED MINIMUM DEATH BENEFIT (GMDB) (OWNER AGES 55--75)

IF YOU HAVE NOT ELECTED GMIB OR GWB FOR LIFE, YOU MUST ELECT ONE OF THE
FOLLOWING:

[ ] Greater of 6%(2) to age 85 or Annual Ratchet to age 85; or

[ ] Annual Ratchet to age 85

--------------------------------------------------------------------------------
FOOTNOTES FOR SECTION 7

1. TO QUALIFY FOR THE OPTIONAL GMIB/GMDB RESET FEATURE, YOU MUST ELECT BOTH GMIB AND "GREATER OF" GMDB.

2.   CERTAIN INVESTMENT OPTIONS WILL ONLY PROVIDE A 3% ROLL-UP TO AGE 85.

--------------------------------------------------------------------------------
8. GWB elections
----------------

COMPLETE SECTION 8 ONLY IF YOU ELECTED GWB FOR LIFE IN SECTION 7B.

8A. TYPE OF CONTRACT (APPLICABLE FOR IRA AND NQ)

1. [ ] SINGLE LIFE
2. [ ] JOINT LIFE -- SPOUSAL ONLY (Must indicate Successor Owner. For NQ, if Non-natural Owner, indicate Joint Annuitant.)

--------------------------------------------------------------------------------
8B. Successor Owner (Applicable for IRA and NQ)

FOR JOINT LIFE ONLY. MUST BE OWNER'S SPOUSE.
[ ] MALE [ ] FEMALE

--------------------------------------------------------------------------------
First Name               Middle Initial       Last Name

--------------------------------------------------------------------------------
U.S.A. Primary Residential Address -- NO P.O. BOX PERMITTED

--------------------------------------------------------------------------------
City                             State                Zip Code

                                          [ ] Home
                                          [ ] Work

--------------------------------------------------------------------------------
Social Security Number       Birth Date (M/D/Y)    Daytime Phone Number

--------------------------------------------------------------------------------
Valid Driver's License No./State Issued ID #        State      Exp. Date

U.S. Citizen?   [ ] Yes [ ] No    (If No, please complete)

--------------------------------------------------------------------------------
Country                     Passport #          U.S. Visa Type

--------------------------------------------------------------------------------
8C. JOINT ANNUITANT (APPLICABLE FOR NQ)

FOR JOINT LIFE WITH NON-NATURAL OWNER ONLY, MUST BE ANNUITANT'S SPOUSE.
[ ] MALE [ ] FEMALE

--------------------------------------------------------------------------------
First Name               Middle Initial       Last Name

--------------------------------------------------------------------------------
U.S.A. Primary Residential Address -- NO P.O. BOX PERMITTED

--------------------------------------------------------------------------------
City                             State                Zip Code

--------------------------------------------------------------------------------
Social Security Number       Birth Date (M/D/Y)

--------------------------------------------------------------------------------
8D. PAYMENT PLANS

MANDATORY. CHOOSE 1, 2 OR 3 BELOW:

1. [ ] I plan to defer my withdrawals. I understand that the value of this benefit may be limited if I never take any withdrawals.

IF YOU DO NOT PLAN TO DEFER YOUR WITHDRAWALS, COMPLETE THE FOLLOWING SECTION AND CHOOSE 2 OR 3 BELOW:

FREQUENCY: [ ] Monthly [ ] Quarterly [ ] Annually

START DATE: _________________________________________ (Month, Day, Year). You
must wait at least 28 days after your contract issue date before payments can begin. They cannot be made later than the 28th day of the month.

2. [ ] Maximum Payment Plan* (calculated by AXA Equitable)

3. [ ] Customized Payment Plan*

AMOUNT OF WITHDRAWAL (CUSTOMIZED PAYMENT PLAN ONLY): $__________________________

--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 2 of 8

--------------------------------------------------------------------------------
8. GWB elections (continued)
--------------------------------------------------------------------------------

     TOTAL WITHDRAWAL FOR THE CONTRACT YEAR MUST NOT EXCEED YOUR GUARANTEED ANNUAL PAYMENT. WITHDRAWALS MADE PRIOR TO AGE 59 1 / 2MAY BE SUBJECT TO A FEDERAL INCOME TAX PENALTY.

*WITHHOLDING ELECTION INFORMATION

We will automatically withhold 10% Federal income tax unless otherwise instructed.

     [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./EIN required)

--------------------------------------------------------------------------------
9. Disclosures
--------------

Withdrawals under your Certificate/Contract may reduce your Benefit Base. GMIB, GMDB, AND GWB FOR LIFE may not be voluntarily terminated. The charges under the Certificate/Contract generally apply for the life of the Certificate/Contract.

For GMIB and GMDB: For traditional IRA Certificate/Contracts: depending on your age, the benefits may be of limited usefulness to you because IRS required minimum distributions must begin at age 70 1 / 2; distributions that are withdrawn from the Certificate/Contract may significantly reduce your benefit. You should consult your tax advisor.

GWB for Life: For traditional IRA Certificate/Contracts: Unless you elect our RMD Automatic Withdrawal Option and comply with the conditions set forth in the Certificate/Contract, the Certificate/Contract may have limited usefulness to you because partial withdrawals to satisfy minimum distribution rules might reduce your Benefit Base. You should consult with your tax advisor to determine if this Certificate/Contract is appropriate for your circumstances.

--------------------------------------------------------------------------------
10. Selection of investment options and allocation percentages
--------------------------------------------------------------

IF YOU ELECTED GWB FOR LIFE, DO NOT COMPLETE THIS SECTION. COMPLETE SECTION 11 FOR YOUR ALLOCATION PERCENTAGES.

CURRENT ALLOCATION: You can select any investment option(s) listed in this section. The percentages entered must be in whole numbers and total 100%. You can change this allocation at any time.

Guaranteed Interest Option                                            ________%
EQ/Equity 500 Index                                                   ________%
EQ/AllianceBernstein Growth and Income                                ________%
EQ/AllianceBernstein Common Stock                                     ________%
EQ/AllianceBernstein International                                    ________%
EQ/AllianceBernstein Small Cap Growth                                 ________%
EQ/Ariel Appreciation II                                              ________%
EQ/Money Market                                                       ________%
EQ/AllianceBernstein Intermediate Government Securities               ________%
EQ/AllianceBernstein Quality Bond                                     ________%
EQ/JPMorgan Core Bond                                                 ________%
AXA Premier VIP High Yield                                            ________%
AXA Premier VIP Core Bond                                             ________%
AXA Conservative-Plus Allocation                                      ________%
AXA Conservative Allocation                                           ________%
EQ/Caywood-Scholl High Yield Bond                                     ________%
EQ/Evergreen International Bond                                       ________%
EQ/Long Term Bond                                                     ________%
EQ/PIMCO Real Return                                                  ________%
EQ/Short Duration Bond                                                ________%
EQ/Franklin Income                                                    ________%
EQ/AllianceBernstein Value                                            ________%
EQ/JPMorgan Value Opportunities                                       ________%
EQ/MFS Emerging Growth Companies                                      ________%
EQ/Van Kampen Emerging Markets Equity                                 ________%
EQ/FI Mid Cap Value                                                   ________%
EQ/Mercury Basic Value Equity                                         ________%
EQ/AllianceBernstein Large Cap Growth                                 ________%

--------------------------------------------------------------------------------
10. Selection of investment options and allocation percentages (continued)
--------------------------------------------------------------------------------

EQ/Evergreen Omega                                                    ________%
EQ/MFS Investors Trust                                                ________%
EQ/Capital Guardian Research                                          ________%
EQ/Capital Guardian U.S. Equity                                       ________%
EQ/Calvert Socially Responsible                                       ________%
EQ/Marsico Focus                                                      ________%
EQ/Janus Large Cap Growth                                             ________%
EQ/FI Mid Cap                                                         ________%
EQ/Capital Guardian International                                     ________%
EQ/Small Cap Value                                                    ________%
EQ/Legg Mason Value Equity                                            ________%
EQ/Mercury International Value                                        ________%
EQ/Capital Guardian Growth                                            ________%
EQ/Small Company Index                                                ________%
AXA Aggressive Allocation                                             ________%
AXA Moderate-Plus Allocation                                          ________%
AXA Moderate Allocation                                               ________%
AXA Premier VIP Aggressive Equity                                     ________%
AXA Premier VIP Large Cap Growth                                      ________%
AXA Premier VIP Large Cap Core Equity                                 ________%
AXA Premier VIP Large Cap Value                                       ________%
AXA Premier VIP Mid Cap Growth                                        ________%
AXA Premier VIP Mid Cap Value                                         ________%
AXA Premier VIP International Equity                                  ________%
AXA Premier VIP Technology                                            ________%
AXA Premier VIP Health Care                                           ________%
EQ/AXA Rosenberg Value Long/Short Equity                              ________%
U.S Real Estate                                                       ________%
EQ/TCW Equity                                                         ________%
EQ/Boston Advisors Equity Income                                      ________%
EQ/Montag & Caldwell Growth                                           ________%
EQ/UBS Growth and Income                                              ________%
EQ/Small Company Growth                                               ________%
EQ/GAMCO Small Company Value                                          ________%
EQ/GAMCO Mergers and Acquisitions                                     ________%
EQ/International Growth                                               ________%
EQ/Lord Abbett Growth and Income                                      ________%
EQ/Lord Abbett Large Cap Core                                         ________%
EQ/Lord Abbett Mid Cap Value                                          ________%
EQ/Van Kampen Comstock                                                ________%
EQ/Van Kampen Mid Cap Growth                                          ________%
EQ/Wells Fargo Montgomery Small Cap                                   ________%
EQ/Oppenheimer Global                                                 ________%
EQ/Oppenheimer Main Street Small Cap                                  ________%
EQ/Templeton Growth                                                   ________%
EQ/Franklin Small Cap Value                                           ________%
EQ/Mutual Shares                                                      ________%
1 Year Fixed Maturity Option*                                         ________%
2 Year Fixed Maturity Option*                                         ________%
3 Year Fixed Maturity Option*                                         ________%
4 Year Fixed Maturity Option*                                         ________%
5 Year Fixed Maturity Option*                                         ________%
6 Year Fixed Maturity Option*                                         ________%
7 Year Fixed Maturity Option*                                         ________%
8 Year Fixed Maturity Option*                                         ________%
9 Year Fixed Maturity Option*                                         ________%
10 Year Fixed Maturity Option*                                        ________%

        TOTAL (MUST BE 100%)                                               100%

* FIXED MATURITY OPTIONS ARE ONLY AVAILABLE IF THE RATE TO MATURITY IS MORE THAN 3%

--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 3 of 8

--------------------------------------------------------------------------------
11. GWB for Life investment options and allocation percentages
--------------------------------------------------------------------------------

If you selected GWB for Life, select any investment option(s) listed in this section. The percentages entered in this section must be whole numbers and total 100%. You can change this allocation at any time.

Guaranteed Interest Option                                    ________________%

AXA Aggressive Allocation                                     ________________%

AXA Conservative Allocation                                   ________________%

AXA Conservative-Plus Allocation                              ________________%

AXA Moderate Allocation                                       ________________%

AXA Moderate-Plus Allocation                                  ________________%

TOTAL (MUST BE 100%)                                                       100%

--------------------------------------------------------------------------------
12. Special instructions (FOR BENEFICIARY INFORMATION)
------------------------

Attach a separate sheet if additional space is needed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For persons whose Mailing Address differs from their Primary Residential Address (Annuitant's primary residential address in Section 3 or Owner's primary residential address in Section 5A for NQ).

Owner's Mailing Address:

--------------------------------------------------------------------------------
Mailing Address -- P.O. Box Accepted

--------------------------------------------------------------------------------
City                                         State           Zip Code

--------------------------------------------------------------------------------
13. Suitability (ALL QUESTIONS MUST BE ANSWERED.)
---------------

1.   DID YOU RECEIVE AN EQUI-VEST([R])@RETIREMENT PROSPECTUS? [ ] Yes [ ] No

     DATE AS PRINTED ON PROSPECTUS
                                   ---------------------------------------------
     DATE AS PRINTED ON ANY PROSPECTUS SUPPLEMENT(S)
                                                     ---------------------------

     ---------------------------------------------------------------------------

     CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM

     [_] Yes. By checking this box and signing the application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD," and that my computer has a CD drive and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print or download it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-877-222-2144, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

2. The Contract state is your primary residence state (Annuitant's primary residential address from Section 3 or Owner's primary residential address from Section 5A for NQ) unless you sign the application in a different state.

     IF YOU ARE SIGNING THIS APPLICATION IN A STATE OTHER THAN YOUR STATE OF PRIMARY RESIDENCE, CHECK ONE BOX BELOW:

          [ ]  I have a second residence in the state of sale.

          [ ]  I work or conduct business in the state of sale.

          If none of the above apply, the application must be signed in your state of primary residence unless we approve another state.

3.   CUSTOMER INFORMATION (REQUIRED BY THE NASD)

     ---------------------------------------------------------------------------
     Employer's Name Owner's Occupation

     ---------------------------------------------------------------------------
     Employer's Street Address

     ---------------------------------------------------------------------------
     City                                 State                 Zip

     ---------------------------------------------------------------------------
     Estimated Gross Annual Household Income    Estimated Liquid Net Worth
                                                (excluding residence)

     INVESTMENT OBJECTIVE: (Choose one that matches the objective for this purchase only.)

     [ ] Income

     [ ] Income & Growth

     [ ] Growth

     [ ] Aggressive Growth

     [ ] Safety of Principal

     Is the Owner or Annuitant (as applicable) associated with or employed by a member of the NASD?

     [ ] Yes    [ ] No

     If YES, affiliation:
                          ------------------------------------------------------

--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 4 of 8

--------------------------------------------------------------------------------
13. Suitability (continued)
---------------------------

     MARITAL STATUS: [ ] Single [ ] Married [ ] Widowed [ ] Divorced

     NUMBER OF DEPENDENTS:_______________________

     FEDERAL TAX BRACKET: _________________________%

     PURPOSE OF INVESTMENT:_______________________

     INVESTMENT HORIZON: (Length of time contract is expected to remain in force)

          [ ] < 3 years [ ] 3--7 years [ ] > 7 years

RISK TOLERANCE (Choose one that applies to this purchase only):

     The selected investment options should be consistent with the stated Investment Objective (question 13, 3. on this application) and Risk Tolerance.

     [ ] CONSERVATIVE: Prefer little risk and low volatility in return for accepting potentially lower returns.

     [ ] CONSERVATIVE/MODERATE: Willing to accept some risk and volatility in return for some growth potential.

     [ ] MODERATE: Willing to assume an average amount of market risk and volatility or loss of principal to achieve potentially higher returns.

     [ ] MODERATE/AGGRESSIVE: Willing to accept above-average amount of market risk and volatility or loss of principal to achieve potentially greater returns.

     [ ] AGGRESSIVE: Willing to sustain substantial volatility or loss of principal and assume a high level of risk in pursuing potentially higher returns.

4. DO YOU BELIEVE THIS PURCHASE/TRANSACTION IS IN ACCORDANCE WITH YOUR INVESTMENT OBJECTIVES? [ ] YES [ ] NO

     INVESTMENT ASSETS (Prior to this Investment):

     CDs                                                         $____________

     Stocks                                                      $____________

     Bonds                                                       $____________

     Annuities                                                   $____________

     Mutual Funds

          Income                $____________

          Growth                $____________

          Aggressive            $____________

          Other Funds           $____________

     Retirement Accounts                                         $____________

     Other (excluding primary residence)                         $____________

     Total Investment Assets                                     $____________

     Cash (checking, savings, MMA)                               $____________

     Total Investment Assets (above) and Cash                    $____________

--------------------------------------------------------------------------------
13. Suitability (continued)
---------------------------

Investment Experience (in years)

                     None         <1       1--4        5+

     CDs              [ ]        [ ]        [ ]        [ ]

     Bonds            [ ]        [ ]        [ ]        [ ]

     Annuities        [ ]        [ ]        [ ]        [ ]

     Mutual Funds     [ ]        [ ]        [ ]        [ ]

     Stocks           [ ]        [ ]        [ ]        [ ]

     HAS A FINANCIAL PLAN BEEN PREPARED BY AXA ADVISORS, LLC. FOR THE CLIENT IN THE LAST 12 MONTHS?

     [_]  YES   Plan # or Planning Tool Name: __________________ [ ] NO

     SOURCE OF FUNDS:
     [_]  POLICY RELATED: Policy conversion, Policy withdrawal,
          Surrender/Exchange __________________ %

Comments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 5 of 8

--------------------------------------------------------------------------------
14. Acknowledgement
-------------------

I/WE UNDERSTAND AND ACKNOWLEDGE THE DISCLOSURES IN SECTION 9 AND THAT: No GMIB or GWB for Life is elected unless I checked the correct box in Section 7. o My account value attributable to allocations to the variable investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. o My Fixed Maturity Option amount may increase or decrease in accordance with a market value adjustment until the maturity date. o The crediting rate used for the GMIB and GMDB benefit base (if elected) does not represent a guarantee of my account value or cash value, and if I exercise GMIB, the benefit will be in the form of lifetime periodic payments only. o In the case of IRAs that provide tax deferral under the Internal Revenue Code, by signing this application I acknowledge that I am buying the Certificate/Contract for its features and benefits other than tax deferral, as the tax deferral feature of the Certificate/Contract does not provide additional benefits. o All information and statements furnished in this application are true and complete to the best of my knowledge and belief. o AXA Equitable may accept amendments to this application provided by me or under my authority. o I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. o No Financial Professional has the authority to make or modify any Certificate/Contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations.

        VIRGINIA RESIDENTS SIGN HERE, ALL OTHER RESIDENTS SIGN AT BOTTOM

      ---------------------------------------------  ---------------------------
      PROPOSED ANNUITANT'S SIGNATURE         DATE    CITY            STATE

      ---------------------------------------------  ---------------------------
      SIGNATURE OF OWNER                     DATE    CITY            STATE
      (IF OTHER THAN PROPOSED ANNUITANT)

      ---------------------------------------------  ---------------------------
      PROPOSED JOINT OWNER'S SIGNATURE       DATE    CITY            STATE
      (IF OTHER THAN ANNUITANT)


      --------------------------------------------------------------------------
      In Colorado, D.C.,          It is a crime to knowingly provide false,
      Kentucky, Maine             incomplete or misleading information to an
      and Tennessee:              insurance company for the purpose of
                                  defrauding or attempting to defraud the
                                  company. Penalties may include imprisonment, fines, denial of insurance benefits, and civil damages.

      In New Jersey:              Any person who includes any false or
                                  misleading information on an application for an insurance policy may be subject to criminal and civil penalties.

      In Arkansas                 Any person who knowingly presents a false or
      and New Mexico:             fraudulent claim for payment of a loss or
                                  benefit or knowingly presents false
                                  information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      In Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

      In Oklahoma:                Any person who knowingly and with intent to
                                  injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony.

      All Other States            Any person who knowingly and with intent to
      Except                      defraud any insurance company files an
      Virginia:                   enrollment form/application or statement of
                                  claim containing any materially false,
                                  misleading or incomplete information may be
                                  guilty of a crime which may be punishable
                                  under state or Federal law.
      --------------------------------------------------------------------------


      ---------------------------------------------  ---------------------------
      PROPOSED ANNUITANT'S SIGNATURE         DATE    CITY            STATE

      ---------------------------------------------  ---------------------------
      SIGNATURE OF OWNER                     DATE    CITY            STATE
      (IF OTHER THAN PROPOSED ANNUITANT)

      ---------------------------------------------  ---------------------------
      PROPOSED JOINT OWNER'S SIGNATURE       DATE    CITY            STATE
      (IF OTHER THAN ANNUITANT)


[AXA EQUITABLE LOGO APPEARS HERE]


--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 6 of 8

                              EQUI-VEST@Retirement

                           Application for IRA and NQ
                            Additional Instructions

--------------------------------------------------------------------------------
      Please refer to the prospectus for the most thorough explanation of this product and its features.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section 2. Current contract information
--------------------------------------------------------------------------------
You must provide the current contract number from which funds are being transferred. The minimum initial amount that is required to open an EQUI-VEST@ Retirement contract is $50,000.

--------------------------------------------------------------------------------
Section 3. Annuitant Information
--------------------------------------------------------------------------------
The minimum issue age is 55. The maximum issue age for EQUI-VEST@Retirement is
85. Please note: Date of Birth and Social Security Number are mandatory.

--------------------------------------------------------------------------------
Section 5A. Owner Information
--------------------------------------------------------------------------------
Complete for NQ contracts if the Owner will be different from Annuitant named in #3. The minimum issue age is 55. The maximum age is 85. Please note: Date of Birth and Social Security/T.I.N. are mandatory.

--------------------------------------------------------------------------------
Section 10. Selection of investment options and allocation percentages
--------------------------------------------------------------------------------
Fixed Maturity Options mature on June 15 of each maturity year (see the prospectus for details). Once an amount has been allocated to a fixed maturity option, no other amounts may be allocated to that same fixed maturity option.


--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 7 of 8

                       EQUI-VEST(R) REPRESENTATIVE REPORT
                           PLEASE PRINT IN BLACK INK.

--------------------------------------------------------------------------------

A. I certify that a Prospectus for the Contract has been given to the Proposed Owner, and that no written sales materials other than those approved by AXA Equitable have been used. (THE REPRESENTATIVE WHO SECURES THIS APPLICATION MUST SIGN IN THE SPACE PROVIDED BELOW.)

B. Did you (i) verify the identity by reviewing the driver's license/passport of each owner, (ii) inquire about the source of the customer's assets and income, and (iii) confirm that the Proposed Annuitant and Owner is not (nor is a family member of or associated with) a foreign military, government or political official?

     [ ] Yes (IF YOU ARE UNABLE TO ANSWER YES TO THESE QUESTIONS, CONTACT YOUR BRANCH CONTROLS MANAGER.)

C. Compensation will be paid according to the Annual Schedule of Commission and Service Fees FB.


     ---------------------------------------------------------------------------
     Name and Signature of the Financial Representative who answered the above questions and verified the above documents.

     ---------------------------------------------------------------------------
     Print Name                       Signature                 Date
     ---------------------------------------------------------------------------


     EQUI-VEST ISSUES MUST REFLECT THE COMMISSION PERCENTAGES OF ALL APPLICABLE REPRESENTATIVES.

     ------------------------------------------------------------------------------------------------------------------
                  Print                 Last                                                 District    Representative
        Representative(s) Name(s)       Name     Representative    Representative   Agency     Mgr.         Insurance
     (Service Representative First)   Initial        Number              %           Code      Code         License#*
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
     *WHERE REQUIRED BY STATE REGULATIONS

     ------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     FOR EQUI-VEST PROCESSING OFFICE USE
     Representative(s) shown above is (are) equity qualified and licensed in the state in which the request is signed.

     Application No.                               EAO Rec'd.
                    ------------------------------           -------------------
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     PROCESSING:
                ---------------  ------------  --------------  --------------
                Contract Number  Batch Number  Inquiry Number    Processor
     ---------------------------------------------------------------------------


                      AXA EQUITABLE LIFE INSURANCE COMPANY
                            New York, New York 10104

--------------------------------------------------------------------------------
Form #180-3005             E8212            EQUI-VEST @ Retirement IRA/NQ (7/06)
                                            Catalog # 136907 Page 8 of 8